SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2014

MOUNTAIN HIGH ACQUISITIONS CORP.

(Exact name of registrant as specified in its charter)

Colorado	333-175825	27-3515499
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1624 Market Street, Suite 202

Denver, Colorado 80202

(303) 544-2155

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

WIRELESS ATTACHMENTS, INC.

 2789 S. Lamar Street

Denver, Colorado 80227

(303) 763-7527

(Former name and address of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MOUNTAIN HIGH ACQUISITIONS CORP.

Form 8-K

Current Report

ITEM 8.01          OTHER EVENTS

Corporate Name Change and Symbol Change

On March 11, 2014, FINRA approved the Company’s name change from Wireless Attachments, Inc. to Mountain High Acquisitions Corp.

Additionally, the Company’s ticker symbol, as of the open of business on March 12, 2014, will change from “WRSS” to “MYHI.”

Corporate Address Change

The Company has changed its principal executive office address to 1624 Market Street, Suite 202, Denver, CO 80202. The Company also changed its telephone number to (303) 544-2155.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS ATTACHMENTS, INC.
Date: March 11, 2014	By: /s/ Alan Smith
Alan Smith
President, Chief Executive Officer, Chief Financial Officer, and Sole Director